MassMutual Transitions SelectSM

Supplement dated October 15, 2004

to the Prospectus dated August 9, 2004

Under “Purchase Payments” in the section titled “Purchasing a Contract” the first paragraph is replaced by the following:

The minimum amount we accept for your initial purchase payment is $5,000 for both qualified and non-qualified contracts.